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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - June 7, 2004
                        (Date of Earliest Event Reported)



                         The Estee Lauder Companies Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-14064


        Delaware                                                 11-2408943
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)



767 Fifth Avenue, New York, New York                           10153
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       (Address of principal                                 Zip Code
         executive offices)


       Registrant's telephone number, including area code: (212) 572-4200

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On June 7, 2004, we were notified that we have been added as a defendant in litigation brought by the Office of the Attorney General of the State of New York with respect to the Blydenburgh landfill in Islip, New York. The Blydenburgh matters are described under Item 1 (Legal Proceedings) of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004. We and certain other potentially responsible parties continue to be in discussions with the State regarding possible settlement of the matter. Furthermore, while no assurance can be given as to the ultimate outcome, management continues to believe that the Blydenburgh matters will not have a material adverse effect on our consolidated financial condition.

























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                                   SIGNATURES
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE ESTEE LAUDER COMPANIES INC.

                                   By: /s/ Sara E. Moss
                                       ---------------------------------------
                                       Name: Sara E. Moss
                                       Title: Senior Vice President, General
                                              Counsel and Secretary


Dated: June 8, 2004
















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